Davenport Infrastructure and Basic Industry Conference March 6, 2008 1 Exhibit 99.1

Except for historical information contained herein, information in this presentation is forward-looking and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of
1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause the actual results in future periods of Mueller Water Products, Inc. to differ materially from forecasted results. Those risks include, among others, changes in customer orders and demand for our products; changes in raw material pricing, labor, equipment and transportation costs; pricing actions by the Company's competitors; changes in law; the current or future state of the water infrastructure industry, the ability to attract and retain management and employees; the inability to  successfully execute management strategies with respect to cost containment, production decreases, inventory control, the integration of acquired businesses, and the construction of a new manufacturing plant;
and general changes in economic conditions.  Risks associated with forward-looking statements are more fully described in our filings with the Securities and Exchange Commission. Mueller Water
Products assumes no duty to update its forward-looking statements as of any future date.
Within this presentation, the Company makes reference to certain non-GAAP financial measures, which have directly comparable GAAP financial measures as identified in this presentation. These non-
GAAP measures are provided so that investors have the same financial data that management uses with the belief that it will assist the investment community in properly assessing the underlying performance of the Company. A reconciliation between GAAP and non-GAAP performance measures is included in the Supplemental Information and is presented in compliance with the provisions of the rules under Regulation G.
Safe Harbor

Key Attributes of Mueller Water Products
Leading water infrastructure products provider
Strong brands highly recognized for quality
Low-cost manufacturing operations
Attractive and growing water infrastructure industry

LTM Net Sales by Division 12/31/07

Anvil
30%
U.S. Pipe
29%
Mueller Co.
41%

LTM Adjusted EBITDA by Division 12/31/07 [(a)]

Anvil
25%
U.S. Pipe
16%
Mueller Co.
59%

Leading Water Infrastructure Products Provider
Large installed base of products in U.S.
Leading specifications position, including top 50
metropolitan U.S. markets
LTM Net Sales: $1,849 MM
LTM Adjusted EBITDA: $294 MM
LTM Adjusted EBITDA Margin: 15.9%

(a) Before corporate expenses

Mueller Water Products

Mueller Co.

US PIPE

ANVIL INTERNATIONAL
Building Connections That Last

Broad and Profitable Product Portfolio
$756MM
$144MM
$52MM
$196MM
SEGMENT NET SALES
PRODUCT
PORTFOLIO
ADJUSTED OPERATING
INCOME (a)
$531MM
$27MM
$24MM
$51MM
$562MM
$60MM
$23MM
$83MM
Iron Gate
Valves
Butterfly, Ball
and Plug
Valves
Fittings &
Couplings
Cast Iron
Fittings
Hangers &
Supports
Gas Products /
Tapping
Machines
Pipe Nipples
Hydrants
DEPRECIATION AND
AMORTIZATION (b)
Est. 1857 Est. 1899 Est. 1999 (1850)
HISTORICAL ROOTS
Note: All statistics are actuals for LTM, ended December 31, 2007.
(a) Segment operating income excludes corporate expenses of $38 million. U.S. Pipe operating income excludes $16.2 million of closure costs related to the Burlington facility.
(b) Segment  depreciation and amortization excludes corporate depreciation of $2 million.
EBITDA (a) (b)

Restrained Joint
Pipe
Ductile Iron
Pipe
Joint Restraint          Joint Fitting

Consolidated

Repair and Replace
35%
Commercial
30%
Residential
35%

Water Infrastructure

Repair and Replace
50%
Residential
50%

Primary End Markets
70% of our FY2007 net sales was water infrastructure related
50% was residential construction
50% was repair and replacement (public sector)
30% of our FY2007 net sales was commercial construction related
Source: Management Estimates

2007 Net Sales

Mueller Water Products

Fabricated Pipe
Fittings Restraint
Drinking Water Source
Pump Station
Water Treatment Plant
Gate and Butterfly Valve
Ductile Iron Pressure Pipe
Pipe Restraint
Office Building
Fittings, Couplings and Hangers
Fire Hydrant
Gate Valve
Gate Valve
Gate Valve
Corporation Valve
Curb Valve
Fire Protection Hydrant and Valve
Meter Valve, Meter Yoke, Water Meter
Fittings, Couplings and Hangers
Gate, Butterfly, Plug and Ball Valve
Residential Homes
Pump Station
Fabricated Pipe
Water Discharge after Treatment
This diagram is for illustrative purposes only.
Mueller Co.
Anvil International
U.S. Pipe

Complete Water Transmission Solutions 7

The Water Infrastructure Industry 8

An Aging Water Infrastructure Industry
Water leakage rates as high as 20%
Water systems are serving 2 to 3 times more people than
originally intended
(1)
American Society of Civil Engineers graded water
infrastructure a “D-”
Existing and future legislation could lead to increased
infrastructure investment
A National Issue with Local Ownership
Source: (1) American Water Works Association

Mueller Water Products

Percentage of Pipes Classified
as Poor, Very Poor or Elapsed
100
75
50
25
0
10%
23%
45%
1980
2000
2020

An Aging Water Infrastructure 10 Source: The EPA Clean Water and Drinking Water Infrastructure Gap Analysis %

Mueller Water Products

Percentage of Inventory
2.0%
1.5%
1.0%
0.5%
0.0%
1870
1890
1910
1930
1950
1970
1990
Year Installed

Figure 2–10: Age Distribution of Current Inventory of Pipe for 20 Cities

Percentage of Replacement Need
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2000
2010
2020
2030
2040
2050
2060
2070
Year

Figure 2–11: Projected Annual Replacement Needs for Transmission Lines and Distribution Mains, 2000–2075

An Aging Water Infrastructure Source: The EPA Clean Water and Drinking Water Infrastructure Gap Analysis 11

Mueller Water Products

Future Drinking Water Infrastructure Expenditure Needs (Next 20 Years) (in billions)

Storage
$24.8
Treatment
$53.2
Other
$2.3
Source
$12.8
Transmission and Distribution
$183.6

An Aging Water Infrastructure
Aging water pipes need to
be rehabilitated or replaced
When pipes are replaced,
typically valves and hydrants
are also replaced
Source: EPA 2003 Drinking Water Needs Survey and Assessment

Mueller Water Products

Funding Water Infrastructure Repair[3]

Bonds
23%
Rate Increases
22%
Other
18%
Grants
8%
Loans
13%
Operational Savings
16%

Water Infrastructure Market Opportunity
Repair and replace market growing
- Public spending on water infrastructure expected to increase 17% in 2008 (Oct. 2007
AWWA survey)
- 55% of Mueller Co.’s net sales in 2007
- 45% of U.S. Pipe’s net sales in 2007
Rate Increases
- Average annual rate increase between
1996 and 2006: 4.1%
(1)
- 29% of water systems charge less than cost
(4)
Spending
- 90% funded at local level
(2)
Source: (1) American Water Works Association 2006 Water and Wastewater Rate Survey
(2) EPA Clean Water and Drinking Water Infrastructure Gap Analysis
(3) AWWA State of the Industry Report 2007
(4) Government Accountability Office 2004 report on water infrastructure

Mueller Water Products

Water Infrastructure Landscape

	Fire Hydrants	Gate Valves	Butterfly and Ball Valves	Brass Water Products	Ductile Iron Pressure Pipes
	#1	#1	#1	#2	#1
Mueller Water Products	●	●	●	●	●
ACIPCO	●	●			●
McWane	●	●	●		●
Griffen Pipe					●
A.Y. McDonald				●	
Ford Meter Box				●	
DeZURIK			●

75% of revenue comes from products that are #1 or #2 14

Mueller Water Products

Sales Force

Platform to drive sales of new and acquired products

Drives specifications and water solutions to end users

Distribution Network Preferences

- Supports end user demand
- Comprehensive product offering
- Broad geographic network
- Long-term relationships

End User Preferences

- Proven reliability
- Specification positions
- Relationship with sales force
- Longer product life
- Avoids high switching costs

Sales Through Distribution Network

Mueller Co.	95%
U.S. Pipe	65%
Anvil	95%

Source: Management Estimates

Comprehensive Distribution Network 15 Installed base and specified products drive demand

Technical and Product Innovation
Manufacturing excellence
- Commitment to being low-cost producer
Lost foam manufacturing process
- Only manufacturer utilizing process for valves
and hydrants
- Reduced production costs by 15%
Automating ductile iron pipe manufacturing
- Cuts labor costs in half
- Expected completion early FY2009
- Leverages existing melting capacity
Lost foam casting
Ductile iron pipe
Source: Management Estimates

Mueller Water Products

Lifeguard
On Duty
24/7
INTRODUCING
The
Mueller®
Super
Centurion
250/HS™
High Security
Fire Hydrant
CHECK VALVE
Here's the ultimate for fire hydrant security day in and day out, and only Mueller offers it – the Super Centurion 250/HS™ Hydrant. It has a special shoe that houses a check valve which resists both accidental and deliberate contamination of the water supply 24/7. Because the check valve is positioned ahead of the hydrant's main valve, it does not interfere with normal or emergency hydrant operation, maintenance, or repair. The security function itself is protected inside the hydrant with a steel and fabric reinforce elastomeric flapper as its only moving part, making it virtually maintenance-free.
150
Mueller Co.
www.muellercompany.com
Call your Authorized Mueller Distributor, Mueller Sales Representative, or contact our Customer Service Center at 800-423-1323. For the most effective fire hydrant security, there's only one way to go. The 250/HS™ Fire Hydrant – keeping your water safe... round-the-clock.
Proud of our Association with
wasda
Since 1987

Technical and Product Innovation
Product innovation
- 150 years of market leadership
- Half of all hydrants in the U.S. are Mueller
-
3 million hydrants installed
- Added security features
-
Mueller Super Centurion
- Mueller Nozzle Check Valve

Business Update 18

Management Actions
Completed synergy plan
- At high end of range of $40 - $50 million
Implemented inventory reduction plan
- Generated free cash flow
Refinanced debt
- Obtained terms and rates not available in today’s credit markets
Continue to reduce fixed costs
- Closed Burlington facility
- Expected to generate $15 - $17 million in annualized savings
Constructing automated ductile iron pipe manufacturing
- Bessemer, Alabama
- Cuts labor costs in half
- Leverages existing melting capacity
Initiating price increases
- With key product lines in a tough market

1 2008 adjusted to exclude $16.2 million, $9.5 million net of tax ($0.08 per share), of restructuring charges related to the closure of Burlington manufacturing operations. See supplemental information for reconciliation of GAAP to non-GAAP performance measures
Consolidated Results
Net sales increased slightly versus prior year
Higher pricing at Mueller Co. and Anvil, Canadian currency exchange rates and Fast Fabricators net sales offset demand declines associated with residential construction
Lower operating income, EBITDA and margins
Higher raw material costs and under-absorption of overhead associated with reduced production

$ in millions 2008 2007
Net sales $412.3 $411.9
Income from operations
1
$32.6 $49.0
Operating income margin
1
7.9% 11.9%
EPS
1
$0.07 $0.15
EBITDA
1
$56.2 $73.4
EBITDA margin
1
13.6% 17.8%
First Quarter Fiscal

Key Drivers
Residential Construction
Repair and Replace
Commercial Construction
Water Infrastructure Distributors
Raw Materials
Pricing
Housing starts down 38% Dec. 2007 over Dec. 2006
Public spending on water infrastructure expected to
continue to increase long term
Commercial construction currently remaining steady
but is expected to soften
Distributors are delaying purchases.  Slower market
and/or tighter inventory management?
Cost of raw materials (scrap iron, brass ingot, etc.)
continues to increase
Initiating price increases.  Too early to assess
realization

Second Quarter 2008 Outlook Update
Since our first-quarter conference call
- Residential construction continues to trend downward
- Seasonal uptick in revenue is minimal
- Distributors are making fewer purchases
- Cost of raw materials (scrap iron, brass ingot, coke and alloys) continues to increase
- Still too early to assess realization from announced price increases

Potential Uses of Cash Reinvesting in the business Paying dividends Repaying debt Repurchasing stock Making strategic acquisitions 23

Strategy and Objectives
Maintain market leadership positions
Expand internationally
Continue to enhance operational excellence
Broaden breadth and depth of products and services
Capitalize on the large, attractive and growing
water infrastructure markets worldwide

Investment Highlights
Attractive long-term water industry dynamics
-
Driven by new and upgraded infrastructure
- Limited number of suppliers to end markets
Strong competitive position
-
Leading brand position with large installed base
- Leading municipal specification positions
- Comprehensive distribution network
- Low-cost manufacturing operations
Growth opportunities
- Organic growth
- Strategic acquisitions (including international expansion)
Successful synergy implementation plan

Supplemental Data 26

Segment Results & Reconciliation of GAAP to Non-
GAAP Performance Measures
$ in Millions Q1 '07 Q2 '07 Q3 '07 Q4 '07 FY 07 Q1 '08 LTM
Net sales:
Mueller Co. 162.1 195.9 203.1 195.0 756.1 161.6 755.6
U.S. Pipe 116.4 129.7 153.3 137.7 537.1 110.7 531.4
Anvil 133.4 134.1 146.1 142.2 555.8 140.0 562.4
411.9 459.7 502.5 474.9 1,849.0 412.3 1,849.4
Reported income (loss) from operations:
Mueller Co. 35.7 42.8 41.5 34.7 154.7 24.8 143.8
U.S. Pipe 7.2 6.8 8.9 10.4 33.3 (15.3) 10.8
Anvil 13.0 13.6 17.4 13.4 57.4 15.9 60.3
Corporate (6.9) (10.3) (10.4) (7.8) (35.4) (9.0) (37.5)
49.0 52.9 57.4 50.7 210.0 16.4 177.4
Depreciation:
Mueller Co. 6.5 6.7 6.9 6.7 26.8 6.3 26.6
U.S. Pipe 5.5 5.9 6.1 5.8 23.3 5.7 23.5
Anvil 5.0 4.9 4.9 5.6 20.4 4.1 19.5
Corporate 0.3 0.2 0.5 0.8 1.8 0.1 1.6
17.3 17.7 18.4 18.9 72.3 16.2 71.2
Amortization of intangible assets:
Mueller Co. 6.2 6.3 6.3 6.2 25.0 6.3 25.1
U.S. Pipe - 0.3 0.2 0.2 0.7 0.2 0.9
Anvil 0.9 0.8 0.9 0.8 3.4 0.9 3.4
7.1 7.4 7.4 7.2 29.1 7.4 29.4
Unusual adjustments:
Burlington Plant Closure Costs - - - - - 16.2 16.2
- - - - - 16.2 16.2
Adjusted EBITDA:
Mueller Co. 48.4 55.8 54.7 47.6 206.5 37.4 195.5
U.S. Pipe 12.7 13.0 15.2 16.4 57.3 6.8 51.4
Anvil 18.9 19.3 23.2 19.8 81.2 20.9 83.2
Corporate (6.6) (10.1) (9.9) (7.0) (33.6) (8.9) (35.9)
73.4 78.0 83.2 76.8 311.4 56.2 294.2
Capital expenditures:
Mueller Co. 6.7 5.7 4.3 5.0 21.7 4.4 19.4
U.S. Pipe 7.8 12.1 14.3 13.3 47.5 9.1 48.8
Anvil 5.1 3.7 3.4 2.8 15.0 3.3 13.2
Corporate 0.4 1.0 1.6 1.1 4.1 - 3.7
20.0 22.5 23.6 22.2 88.3 16.8 85.1
Reported income (loss) from operations
49.0 52.9 57.4 50.7 210.0 16.4 177.4
Interest expense, net 20.4 21.1 23.3 22.0 86.8 19.2 85.6
Loss on early extinguishment of debt - - 36.4 0.1 36.5 - 36.5
Income tax expense (benefit) 11.6 13.9 (1.0) 14.0 38.5 (1.7) 25.2
Net income (loss)
17.0 17.9 (1.3) 14.6 48.2 (1.1) 30.1
Diluted earnings per share:
Net income (loss) 0.15 0.16 (0.01) 0.13 0.42 (0.01) 0.27
Net income (loss), adjusted for unusual items 0.15 0.16 0.17 0.13 0.60 0.07 0.53

(a) Fiscal year end as of September 30.
(b) Financials for 2002 and 2003 are Calendar Year while 2004 – 2007 are Fiscal Year ending September 30th.
(c) Excludes $6.5 million of litigation settlement expenses in 2003.
(d) Excludes environmental-related insurance settlement benefits of $1.9 million and $5.1 million in 2004 and 2005, respectively.
(e) Excludes U.S. Pipe Chattanooga Closing Costs of $49.9 million; Mueller Co. Inventory Step-Up costs of $53.5 million and Anvil Inventory Step-up costs of $17.3 million; Incremental amortization expense of $23.6 million for Mueller Co. and $1.8 million for Anvil in FY 2006 and $24.0 million for Mueller Co., $1.7 million for Anvil, and $0.7 million for U.S. Pipe in FY 2007

NET
SALES
OPERATING
INCOME
(b)
(a) (a)
($ in millions)
Operating
Margin

$509
$536
$618
$664
$804
$775
$492
$465
$551
$598 $595
$543
$393
$387
$431
$485
$535
$557
$0
$200
$400
$600
$800
$1,000
2002 2003 2004 2005 2006 2007 2002 2003 2004 2005 2006 2007 2002 2003 2004 2005 2006 2007
$107
$114
$142
$168
$20
($9)
$31
$8
$14
$27
$45
($1)
(50)
0

$150

2002 2003 2004 2005 2002 2003 2004 2005 2002 2003 2004 2005
$107
$114
$142
$168
$179
$20
($9)
$4
$24
$33 $34
$8
$14
$27
$45
$51
$59
$222
($50)
$0
$50
$100
$150
$200
$250
2002 2003 2004 2005 2006 2007 2002 2003 2004 2005 2006 2007 2002 2003 2004 2005 2006 2007

Questions 29

30